UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Suite 310, Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (425) 402-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 9, 2020, BioLife Solutions, Inc. (the “Company”) completed its 2020 annual meeting of stockholders (the “Annual Meeting”). The number of shares of stock entitled to vote at the Annual Meeting was 22,051,117 consisting of 21,212,702 shares of common stock and 838,415 shares of unvested restricted stock (collectively, the “Voting Stock”). The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 17,280,555 shares. At the Annual Meeting, the Company’s stockholders (i) re-elected each of Raymond Cohen, Thomas Girschweiler, Andrew Hinson, Michael Rice, and Joseph Schick as directors, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, and (iii) approved, on a non-binding, advisory basis, the frequency of one year for the Company to hold advisory votes on its executive compensation and (iv) approved an amendment to the Second Amended and Restated 2013 Performance Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan from 4,100,000 to 5,000,000 shares. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors

Raymond Cohen, Thomas Girschweiler, Andrew Hinson, Michael Rice, and Joseph Schick were elected to serve until the 2020 annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
Raymond Cohen	16,903,872	376,683	0
Thomas Girschweiler	15,996,305	1,284,250	0
Andrew Hinson	11,233,178	6,047,377	0
Michael Rice	16,967,243	313,312	0
Joseph Schick	15,419,122	1,861,433	0

Proposal No. 2 – Approval, by non-binding advisory vote, of the Company’s executive compensation

The Company’s executive compensation, by non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,218,177	961,890	100,488	0

Proposal No. 3 – Approval, by a non-binding advisory vote, on the frequency of advisory votes on the Company’s executive compensation

The frequency of one year for future advisory votes on the Company’s executive compensation was approved by non-binding advisory vote. The voting results were as follows:

3 Years	2 Years	1 Year	Abstentions
6,927,661	63,150	9,630,894	658,850

In light of the stockholders' vote that the advisory vote be held every year, the Board of Directors has determined that the Company will hold an annual stockholder advisory vote to approve, on an advisory basis, the compensation of the Company's named executive officers. The Company intends to continue holding such votes annually until the next required vote on the frequency of the stockholder advisory vote on named executive officer compensation.

Proposal No. 4 – Approval of amendment to the Second Amended and Restated 2013 Performance Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan from 4,100,000 to 5,000,000 shares

The Amendment to the Second Amended and Restated 2013 Performance Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan from 4,100,000 to 5,000,000 shares was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
15,396,347	1,850,724	33,484	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: July 14, 2020	By:	/s/ Roderick de Greef
Roderick de Greef
Chief Financial and Operating Officer